UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

CarrierEQ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56037	81-1188636
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 Lincoln Street, Third Floor, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our Form 10 Registration Statement, as amended. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) volatility in the crypto currency markets in the United States, Brazil and globally; (ii) changes in consumer demand for, and acceptance of, our products and services; (iii) changes in consumer trust for blockchain technology and specifically our planned AirToken peer-to-peer lending platform, which will be built on the Ethereum blockchain; (iv) the commercial feasibility and success of our planned Airfox peer-to-peer lending platform to be built on the blockchain and using AirTokens, including the effectiveness of our platform’s credit scoring models and our ability to maintain confidence in the operation of our platform; (v) the ability of borrowers to repay loans issued under the planned Airfox peer-to-peer lending platform which may be guaranteed by the Company; (vi) the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors' services; (vii) developments and changes in laws and regulations, including increased regulation of cryptocurrencies through legislative or regulatory action and revised rules and standards applied by the SEC and other regulators, whether in the U.S., Brazil or globally; (viii) the potential impact of any changes in control of our Company or future acquisitions, mergers, dispositions, joint ventures or investments we may make; (ix) disruptions to our technology network including computer systems and software, as well as natural events such as severe weather, fires, floods and earthquakes or man-made or other disruptions of our operating systems, structures or equipment; (x) the occurrence of hostilities, political instability or catastrophic events; and (xi) such other factors as discussed in the section entitled "Risk Factors" in our Form 10 Registration Statement, as amended.

Any forward-looking statement made by us in this Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 8.01 Other Events

Payment of Claims Related to 2017 ICO

Between August and October 2017, CarrierEQ, Inc. d/b/a Airfox (“Airfox”) offered and sold digital tokens (“AirTokens”). AirFox raised approximately $15 million in capital through this initial coin offering (the “2017 ICO”). The U.S. Securities and Exchange Commission (the “SEC”) determined that the AirToken offering was an offer and sale of “securities” as defined by Section 2(a)(1) of the Securities Act of 1933, as amended (the “Securities Act”). On November 16, 2018 Airfox settled the 2017 ICO matter with the SEC (the “SEC Settlement”). As part of the SEC Settlement, Airfox agreed to offer rescission rights to all persons and entities that purchased AirTokens from Airfox during the 2017 ICO (“Potential AirToken Claimants”).

On March 15, 2019, Airfox filed an initial registration statement on Form 10 with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on a voluntary basis in connection with the SEC Settlement and to provide current information to Potential AirToken Claimants pursuant to Section 12(a) of the Securities Act. The Form 10 registration statement became effective on May 14, 2019, and on October 18, 2019 Airfox was notified that the SEC had completed its review of the Form 10 registration statement.

In conjunction with the SEC Settlement, Potential AirToken Claimants are entitled to receive a payment in the amount of consideration paid, plus interest, less the amount of any income received thereon. Pursuant to the SEC Settlement, as modified in May 2019, Airfox timely distributed the claim forms on June 28, 2019. The claims period closed on September 28, 2019. All forms were processed in accordance with the terms and provisions set forth by the SEC Settlement. Airfox received claim forms from 174 Potential AirToken Claimants during the claims period and it determined to approve payment on 163 out of the 174 claims, which is approximately 93% of the claim forms received during the claims period. On December 11, 2019 Airfox commenced the process of notifying, via email only, all 174 Potential AirToken Claimants of Airfox’s resolution of their claim.

All approved claims will be paid by Airfox on or before December 28, 2019. All approved claims will be paid in cash. The total dollar amount of approved claims, including interest computed at the rate of 6% compounded monthly, is $3,289,607. The claim payments will be funded from Airfox’s existing cash and cash equivalent reserves. Airfox cannot determine at this time the impact that paying the approved claims, including interest, will have on its financial condition and liquidity. Airfox considers its current cash and cash equivalent reserves to be sufficient to fund the claim payments and to sustain Airfox’s continuing business operations for the foreseeable future. Airfox’s Annual Report on Form 10-K, which will be filed during December 2019, will contain a comprehensive discussion of the impact that the claim payments will have on Airfox’s financial condition and liquidity.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

		Incorporated by Reference
Exhibit #	Exhibit Description	Form	Date Filed	Number	Filed or Furnished Herewith
99.1	AirToken Notice and Claim Form	10	3/15/19	99.1
99.2	Press Release – December 11, 2019				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarrierEQ, Inc.

Date: December 17, 2019	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Officer (Principal Financial and Accounting Officer)